UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2018

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The Simply Good Foods Company
(Exact name of registrant as specified in its charter)
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DELAWARE	001-38155	82-1038121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 8.01.    Other Events.

On October 4, 2018, The Simply Good Foods Company (the “Company”) issued a press release announcing the redemption of its outstanding public warrants. A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

A copy of the Notice of Redemption mailed to each registered holder of the outstanding public warrants is being filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Neither this Current Report on Form 8-K, the press release attached hereto as Exhibit 99.1 nor the Notice of Redemption attached hereto as Exhibit 99.2 constitutes an offer to sell or the solicitation of an offer to buy any Company securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit Number	Description

99.1	Press release dated October 4, 2018
99.2	Notice of Redemption dated October 4, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 4, 2018	By:	THE SIMPLY GOOD FOODS COMPANY /s/ Todd E. Cunfer
		Name:	Todd E. Cunfer
		Title:	Chief Financial Officer
(Principal Financial Officer)